                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                               -----------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): August 14, 2002

                               -----------------

                                  CERTEGY INC.
             -----------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

           Georgia                   001-16427                58-2606325
-------------------------------   ----------------        -------------------
(State or other Jurisdiction of   (Commission File          (IRS Employer
 Incorporation or Organization)       Number)             Identification No.)

       11720 Amber Park Drive
        Alpharetta, Georgia                                      30004
----------------------------------------                   -----------------
(Address of principal executive offices)                       (Zip code)

Registrant's telephone number, including area code: (678) 867-8000

                                 Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         None.

(b)      Pro Forma Financial Information.

         None.

(c)      Exhibits.


EXHIBIT NO.                                                    DESCRIPTION
-----------                                                    -----------
   99.1               Certification Pursuant to 18 U.S.C. Section 1350 accompanying the Corporation's
                      Quarterly Report on Form 10-Q for the period ended June 30, 2002 (furnished pursuant to Item 9 of this Report).

ITEM 9.  REGULATION FD DISCLOSURE.

         On August 14, 2002, the Corporation filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002. The Report was accompanied by the certification of the Corporation's Chief Executive Officer, Lee A. Kennedy, and Chief Financial Officer, Michael
T. Vollkommer, pursuant to the requirements of ss. 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350. The certification is furnished with this Report as Exhibit 99.1.

         The information in this Report, including the attached Exhibit, is furnished solely pursuant to Item 9 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if that subsequent filing specifically references this Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CERTEGY INC.



                                 By:   /s/ Michael T. Vollkommer
                                       -----------------------------------------
                                       Michael T. Vollkommer
                                       Corporate Vice President
                                       and Chief Financial Officer

Date:  August 14, 2002

                                 EXHIBIT INDEX

EXHIBIT NO.                                                  DESCRIPTION
-----------                                                  -----------
   99.1                 Certification Pursuant to 18 U.S.C. Section 1350 accompanying the Corporation's
                        Quarterly Report on Form 10-Q for the period ended June 30, 2002 (furnished pursuant to Item 9 of this Report).